Exhibit 99.1

Independent Accountant’s Report on Applying Agreed-Upon Procedures
Tricolor Auto Acceptance, LLC
Tricolor Auto Receivables 2, LLC
Credit Suisse Securities (USA) LLC
We have performed the procedures enumerated below, which were agreed to by Tricolor Auto Acceptance, LLC (the “Company”) Tricolor Auto Receivables 2, LLC (the “Depositor”) and Credit Suisse Securities (USA) LLC (“Credit Suisse” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to the attributes of a portfolio of automobile receivables which we were informed are intended to be included as collateral in a proposed offering of asset-backed securities of Tricolor Auto Securitization Trust 2018-2.
The Company is responsible for the information provided to us, including the accuracy of the information set forth in the Loan Data File (as defined herein) and that the Loan Data File accurately represents the information included in the underlying asset documents. The sufficiency of the procedures described below is solely the responsibility of the Specified Parties.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
On September 12, 2018, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as the close of business August 31, 2018, with respect to automobile receivables (the “Loan Data File”). We were provided a sample of contract files for 150 automobile receivables (the “Sample Contract Files”) which sample we understand to have been selected randomly by Credit Suisse from the Loan Data File.  A listing of the Contract ID (account) numbers of the Sample Contract Files is attached hereto as Attachment A.
At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Contract Files relating to the automobile loan characteristics set forth on the Loan Data File and indicated below (each, a “Characteristic”):
a.
Name of the Obligor on the actual certificate of title for the related vehicle or, if no such certificate of title in included in the related Sample Contract File, an application for a certificate of title (such certificate or receipt, as applicable, the “Title Document”);

b.	Contract ID (account) number;
c.	Amount financed;
d.	Original term;
e.	Amount of the bi-weekly/monthly payment;
f.	Annual Percentage Rate;
g.	Manufacturer and model, whether it is new or used, and the VIN on the Title Document;
h.	Obligor’s State; and
i.	Seller (dealer) state address.
We compared Characteristic a. for each Sample Contract between (i) the Installment Sales Contract in the related Sample Contract File and (ii) the Loan Data File. We compared Characteristics b., c., h. and i. for each Sample Contract among (i) the Installment Sales Contract in the related Sample

Contract File, (ii) corresponding screen shots from the Company’s servicing system (each, a “Servicing Screen”) and (iii) the Loan Data File.  We compared Characteristics d., e., f. and g. for each Sample Contract between (i) corresponding Servicing Screen and (ii) the Loan Data File.  We found the Characteristics for each Sample Contract, when compared as described in the immediately preceding three sentences, to be in agreement with the corresponding data contained in the Loan Data File.
We observed, in the Sample Contract File for each Sample Contract, the presence of the following:
a.	a signed credit application;
b.	a signed installment sales contract;
c.	a Title Document naming Tricolor California Auto Group dba Ganas Auto as the Secured Party thereon; and
d.	borrower proof of insurance or agreement for placement of a vehicle damage policy required by the Company to maintain insurance coverage on the related vehicle .
We observed, in the Sample Contract File for each Sample Contract, the presence of at least two of the following characteristics:
a.	FICO score;
b.	Payment-to-Income Ratio (PTI);
c.	Debt-to-Income Ratio (DTI);
d.	customer identification (ID);
e.	verification of employment;
f.	verification of income;
g.	verification of residency;
h.	down payment; and
i.	Loan-to-Value Ratio (LTV).
We recalculated, on the basis of certain information contained in the Sample Contract File for each Sample Contract, the maturity date of each Sample Contract as noted in the Loan Data File, based on the term of the Contract and the due date of the first payment by the related Obligor.  We found the recalculated maturity date for each Sample Agreement to be in agreement with the corresponding maturity date described in the Loan Data File.
The Sample Contract Files and the Servicing Screens were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any other information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data-imaged, or photocopies of, Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contract Files.
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Loan Data File or the conformity of their characteristics with those assumed for the purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purpose of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatements of the information referred to above. We have no responsibility to update the report for events and circumstances that occur subsequent to the date of this report.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on certain information with respect to attributes of the portfolio of automobile receivables.  Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state and local laws and regulations. None or the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties identified in this report. It is not intended to be and should not be used by anyone other than the Specified Parties, including investors and rating agencies, who are not Specified Parties but who may have access to this report as required by law or regulation.
/s/ Crowe LLP

Crowe LLP

Dallas, Texas
November 2, 2018

Attachment A
The Sample Contracts

Sample Contract #	Account Number	Sample Contract #	Account Number	Sample Contract #	Account Number
1	1311	51	50566	101	48823
2	25817R	52	55580	102	50473
3	1728	53	5637R	103	54629
4	1672	54	5063R	104	54382
5	2677R	55	53931	105	54403
6	3275	56	53506	106	52915
7	3188	57	54084	107	54985
8	53706	58	5649R	108	54396
9	53148	59	55621	109	4163
10	41751R	60	55145R	110	53698
11	53437	61	5451	111	55549
12	54896R	62	53935	112	54667
13	51886	63	53612R	113	48397
14	48879R2	64	50924	114	53756
15	50780R	65	54101	115	47275R
16	51168R	66	45853	116	3856R
17	27884	67	54435	117	5025R
18	52846	68	50806R	118	54895R
19	50698R	69	51820	119	52128R
20	50221	70	50574	120	54284
21	48006	71	51204R	121	42752
22	49906	72	52116R	122	53234
23	1924	73	4798	123	54307R
24	50342	74	5707	124	53485
25	49064	75	52807	125	41652
26	52857	76	52069	126	53131
27	4571	77	49229	127	5931
28	3404	78	4591	128	50929
29	51187	79	55733R	129	4994R
30	51096	80	54850R	130	50878
31	43306R	81	51435	131	50674
32	52861	82	4369	132	51523R
33	55295	83	51512R	133	46493
34	52813	84	55551	134	2067
35	50112	85	53545	135	46732
36	39326	86	5068	136	51818
37	54171	87	55624	137	53867R
38	2721	88	54314R	138	49503
39	49690	89	54931R	139	52135
40	54474	90	54248	140	50570
41	54542	91	5493	141	53554
42	52153	92	50761	142	51429
43	50080	93	5359	143	54740
44	5993R	94	50133	144	45887R
45	50778	95	54460	145	3484
46	53177R	96	54261	146	1164
47	39809R	97	48810	147	52733
48	51050R	98	53691R	148	50356
49	5142R	99	54990	149	40324R
50	53350	100	54959R	150	51981